SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37584	26-0344657
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

CPI Card Group Inc. 10026 West San Juan Way Littleton, CO 80127	80127
(Address of principal executive offices)	(Zip Code)

(303) 973-9311

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PMTS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On November 14, 2019, the Board of Directors (the “Board”) of CPI Card Group Inc. (the “Company”) voted to increase the size of the Board from 6 to 7 and to appoint Marc Sheinbaum to the Board to fill the vacancy resulting from such increase, effective November 14, 2019. In addition, the Board appointed Mr. Sheinbaum to the Audit Committee of the Board, also effective November 14, 2019.

There is no arrangement or understanding between Mr. Sheinbaum and any other persons pursuant to which Mr. Sheinbaum was selected as a director. There are no transactions involving Mr. Sheinbaum requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Sheinbaum’s compensation for service as a non-employee director will be consistent with that of the Company’s other non-employee directors, as discussed in the Company’s Proxy Statement dated April 12, 2019, prorated for the time he serves during 2019.

Item 7.01    Regulation FD Disclosure.

On November 18, 2019, the Company issued a press release announcing Mr. Sheinbaum’s appointment to the Board. A copy of this press release is furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 18, 2019 regarding the appointment of Mr. Sheinbaum.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2019

CPI CARD GROUP INC.

By:	/s/ Sarah Kilgore
Name:	Sarah Kilgore
Title:	Chief Legal and Compliance Officer